Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated December 29, 2017

to Currently Effective Prospectus and Statement of Additional Information

Effective January 1, 2018, Edward Tom will no longer serve as a portfolio manager for the Portfolios. Scott Weiner and Benjamin Wang will continue to serve as portfolio managers for the Portfolios.

Effective January 1, 2018, all references to Edward Tom are deleted from the Portfolios’ Prospectus and Statement of Additional Information.

Please retain this Supplement with your records.